Exhibit 99.1

ABPCI Direct Lending Fund ABS IV LP 405 Colorado Street, Suite 1500 Austin, Texas 78701	MUFG Securities Americas Inc. 1221 Avenue of the Americas, 6th Floor New York, New York 10020-1001 Attention: Yezdan Badrakhan

AB Private Credit Investors LLC 405 Colorado Street, Suite 1500 Austin, Texas 78701

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of middle market, tower cashflow and recurring revenue loans in connection with the proposed offering of certain classes of notes by ABPCI Direct Lending Fund ABS IV LP (the “Issuer”). The Issuer is responsible for the information provided to us, including the information set forth in the Collateral Obligation Database (as defined herein).

The Issuer has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Collateral Obligation Database. Additionally, AB Private Credit Investors LLC (the “Collateral Manager”) and MUFG Securities Americas Inc. (the “Initial Purchaser,” and collectively with the Collateral Manager, the “Other Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report was requested or for any other purpose.

We performed certain procedures on earlier versions of the Collateral Obligation Database and communicated differences prior to being provided the final Collateral Obligation Database which was subjected to the procedures described below.

The procedures described below with respect to the Collateral Obligation Database were performed as of September 30, 2025.

ABPCI Direct Lending Fund ABS IV LP AB Private Credit Investors LLC MUFG Securities Americas Inc.	2

For purposes of this report:
•
Representatives of the Initial Purchaser provided us with an electronic database (the “Collateral Obligation Database”) containing certain information, as represented to us by the Initial Purchaser, as of September 30, 2025 (the “Calculation Date”), with respect to a portfolio of loans (the “Collateral Obligations”).

•
Representatives of the Collateral Manager provided us with an electronic database (the “Collateral Manager Data File”) containing certain information with respect to the Collateral Obligations. It should be noted that such information is used in our comparisons and to the extent such information is not accurate, the results of our comparisons would reflect such inaccuracies. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.

The procedures and associated findings are as follows:

At the request of the Issuer and Other Specified Parties, we compared the certain attributes set forth on the Collateral Obligation Database and specified in the attached Exhibit (the “Specified Attributes”) for each Collateral Obligation specified on the Collateral Obligation Database to the corresponding information set forth on or derived from the Collateral Manager Data File and found them to be in agreement.

We performed no procedures to confirm:
•	the accuracy, reasonableness or completeness of any of the information set forth in or derived from the Collateral Manager Data File.
•	any attributes of the Collateral Obligations set forth on the Collateral Obligation Database other than the Specified Attributes to the extent described herein.
We were engaged by the Issuer to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the information set forth in the Collateral Obligation Database. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Furthermore, we make no representations and express no opinion as to:
•	questions of legal interpretation.
•	the accuracy, reasonableness or completeness of the information or assumptions provided to us by the Collateral Manager or the Initial Purchaser.
•	the accuracy, reasonableness or completeness of the information obtained or derived from the Collateral Manager Data File.

ABPCI Direct Lending Fund ABS IV LP AB Private Credit Investors LLC MUFG Securities Americas Inc.	3

We are required to be independent of the Issuer and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations. None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Issuer and the Other Specified Parties and is not intended to be and should not be used by anyone other than these specified parties.

Yours truly,

October [], 2025

Exhibit

Specified Attributes

Issuer Name	ABPCI Sector	At Close Total Net Leverage
Specified RRL	ABPCI Sub-Sector	Current IC Ratio
Seniority	Agent	At Close IC Ratio
Loan Type	Sponsor vs Founder	Liquidity Cov Balance
Committed	Equity Sponsor	Liquidity Cov Threshold
Unfunded	Covenants (leverage, liquidity, etc)	Current Cash Balance ($mm)
Funded	RRL Converted to MM Loan?	At Close Cash Balance ($mm)
PIK	Asset Type	Transaction Type
Spread	Current ARR ($mm)	Current NRR (%)
Current Index Rate	At Close ARR ($mm)	Remaining Months Liquidity (Runway)(mths)
SOFR Contract	Current U/W Metric ($mm)	Internal Risk Rating
PIK Spread	At Close U/W Metric ($mm)
Facility Index Floor	Current EBITDA ($mm)
All-In Rate	At Close EBITDA ($mm)
Purchase Price	YoY EBITDA Δ (%)
Current Price	Current LTV (%)
Global Tranche Size ($mm)	At Close LTV (%)
ABPCI Total Commitment ($)	Current Enterprise Value ($mm)
Acq Date	At Close Enterprise Value ($mm)
Maturity Date	Current Debt to Enterprise Value (%)
Average Life	Current Total Revenue ($mm)
Next Amort Date	At Close Total Revenue ($mm)
Balloon at Maturity	YoY Revenue Δ (%)
Amort % per year	Current Senior Debt ($mm)
Pmt Frequency	At Close Senior Debt ($mm)
Issuer Country	Current Total Debt ($mm)
Issuer State	At Close Total Debt ($mm)
Fixed Rate	Current ABPCI Debt/ARR
Current Pay	At Close ABPCI Debt/ARR
DIP Loan	Current Total Debt/ARR
Semi-Annual Pay	At Close Total Debt/ARR
Rev / DD	Current ABPCI Debt/UW Metric
Foreign Jurisd.	At Close ABPCI Debt/UW Metric
Cov-Lite	Current Total Debt/UW Metric
Particip.	Current ABPCI Debt/EBITDA
Discount Loans	At Close ABPCI Debt/EBITDA
Defaulted Loans	Current Senior Net Leverage
Delinquency Loan	At Close Senior Net Leverage
S&P Industry	Current Total Net Leverage